                                  Exhibit 10.24

                                  Other Leases

                                 LEASE AGREEMENT


         This LEASE AGREEMENT, made at Stark County, Ohio, this 11th day of November 1996, by and between PAUL DAVID CHILDREN'S 7835 FREEDOM AVE., N.W. TRUST (hereinafter referred to as "Lessor") and THE DUNCAN HILL GROUP, an Ohio corporation (hereinafter referred to as "Lessee").

                              W I T N E S S E T H :

         WHEREAS, Lessor is the owner of that certain premises commonly known as 7835 Freedom Avenue, N.W., North Canton, Stark County, Ohio, located on certain real property situated in the Township of Jackson, Stark County, Ohio, and more fully described on Exhibit "A" attached hereto and made a part hereof; and

         WHEREAS, it is the desire of Lessor to lease a portion of the premises described on Exhibit "A" to Lessee, representing approximately eleven thousand seven hundred eighty-four (11,784) square feet of the building located on the premises.

         NOW, THEREFORE, in consideration of the premises set forth hereinabove, of the mutual covenants and conditions contained hereinafter, and of the payment of rents by Lessee to Lessor as hereinafter provided, the parties hereto agree as follows:

         1. Lease Term and Rent. Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, upon the terms and conditions, including rentals, hereinafter contained, the premises containing approximately eleven thousand seven hundred eighty-four (11,784) square feet of the building located on the premises shown on Exhibit "A", such portions of that building to be occupied by Lessee to be as shown on Exhibit "B" attached hereto (the "Premises") and made a part hereof, for a term of one (1) year commencing on the 1st day of October, 1996, and extending through and including September 30, 1997, subject to the early termination right of either party as later set forth in this Section 1. Lessee shall pay to Lessor monthly rental in the amount of Five Thousand Four Hundred One Dollars ($5,401.00), payable in advance on or before the first day of each month after commencement date of this Lease and extending through and including the termination date of this lease. Lessor and Lessee agree that Lessee may terminate this lease as of the last day of any calendar month on or after March 31, 1997; provided, however, in order for such termination to be effective, such terminating party must give the other party at least sixty (60) days prior written notice of the termination date.

         2. Use. Lessee shall use and occupy the Premises as and for warehouse and distribution usage only and shall use and occupy the Premises in a careful, safe and proper manner and shall keep the Premises in a clean and safe condition in accordance with local ordinances and the lawful direction of proper public officers. Lessee shall not use or allow the Premises to be used for any purpose other than as specified herein and shall not permit the Premises to be used for any unlawful purpose or in any way that will injure the reputation of the Premises or Lessor, nor permit the Premises to be occupied in whole or in part by any other person. Lessee shall not use or permit to be used on the Premises any hazardous substance, flammable liquids or other thing which might cause injury to person or property or increase the danger of fire or other casualty in, on or about the Premises.

         3. Assignment. Lessee may not assign this Lease or sublet the Premises or any part of either to any individual or other entity.

         4. Covenant of Quiet Enjoyment. Lessor represents, covenants, and warrants with the Lessee that Lessee shall be entitled to the lawful, peaceable and quiet possession of the Premises and to occupy and enjoy said Premises during said term, without any let, hindrance, ejectment or molestation by said Lessor or any person or persons lawfully claiming under Lessor or claiming any interest in the Premises so long as Lessee is not in violation of the terms of this Lease.

         5. Real Estate Taxes. Lessor shall be responsible for payment of any real estate taxes related to the Premises during the term of this Lease and any renewal term.

         6. Insurance After Occupancy. On and after the commencement date of this Lease, Lessor shall carry and maintain fire and extended coverage insurance on the building of which the demised Premises is a part in an amount equal to the full replacement value of such building. On and after the commencement date of this Lease, Lessee shall carry and maintain public liability insurance to protect Lessor from any public liability for damage to or injury to persons or property arising out of Lessee's occupancy of the Premises. Lessee shall also maintain business interruption insurance and insurance on its own personal property, contents and leasehold improvements during the term of this Lease. The amount of public liability insurance coverage shall be in an amount of at least Three Million Dollars ($3,000,000.00) per occurrence. Any interruption in Lessee's business or occupancy of the Premises, for whatever reason, shall not result in any abatement of rent. Lessee shall have included in all policies of insurance the requirement that the policy shall not be canceled without first giving Lessor thirty (30) days written notice of such cancellation or non-renewal. Lessee shall cause a certificate of insurance to be provided by the insurer to the Lessor showing the named insured, insurance amounts and notice requirements required hereinabove.

         7. Repair and Maintenance of Premises. Lessee shall be responsible for, at its own expense, all non-structural interior maintenance and repair of that portion of the building representing the demised Premises. Such obligation of interior repair shall include the maintenance and repair of all electrical, plumbing, air conditioning and heating equipment, fire and burglar alarm systems and all related equipment and systems servicing the demised Premises, whether installed by Lessee or otherwise. Lessor shall be responsible for all structural and exterior repairs and maintenance, except as expressly excluded herein, including the maintenance of all landscaping, parking, driveways and sidewalks. If Lessee fails to make interior repairs of all non-structural portions of the demised Premises, or fails to maintain proper maintenance contracts, then in that event, Lessor will make those repairs or enter into such contracts that are necessary at the expense of the Lessee.


                  Lessee shall also be responsible for, at its own expense, all janitorial service and trash removal service for the demised Premises during the term of the Lease and any renewal thereof.

         8. Alterations and Repairs. Lessee may make any non-structural alterations and repairs to the interior of the Premises after occupancy, with the prior written approval of the Lessor, so long as such non-structural alterations and repairs do not materially and adversely affect the value of the Premises. Lessee shall not make any structural alterations or repairs without the prior written consent of Lessor. Lessee shall notify Lessor in writing of its intent to modify the Premises not less than ten (10) days prior to making such modifications. In the event Lessor does not object without ten (10) days of receipt of the written notice, then Lessee may proceed with such alterations. All alterations or improvements made to the Premise shall become the property of Lessor upon the expiration or earlier termination of this Lease.

         9. Fixtures and Equipment. All fixtures, trade fixtures and/or equipment of whatsoever nature that have been previously installed and are to be in the use of the Lessee during the term of this Lease shall be maintained by Lessee and returned in good working condition upon the termination of the Lease. All fixtures, trade fixtures and/or equipment of whatsoever nature as shall have been installed in the building or Premises by the Lessee, whether permanently affixed thereto or otherwise, shall continue to be property of the Lessee and may be removed by Lessee, at its option, at the expiration or termination of this Lease; provided, however, the Lessee shall, at its own expense, repair any injury to the Premises. All other leasehold improvements, other than fixtures, trade fixtures and/or equipment installed by Lessee, shall, upon termination of this Lease, remain with the demised Premises and become the property of the Lessor.

         10. Snow Removal. Lessor shall keep the parking lot and all sidewalks free from snow, ice and other debris during the term of this Lease and any renewal thereof. Such snow removal shall be at such times and on conditions reasonable and customary for buildings of similar use and construction in the Stark County, Ohio area.

         11. Utilities. Lessor shall furnish and provide to Lessee, at Lessor's expense, water, gas, sewer and electricity to the demised Premises. Lessee shall pay or cause to be paid any and all hook-up or installation charges for any of such facilities and shall not commit or permit waste to be committed by Lessee or any of its agents, employees, invitees or guests of any such utility services. Lessee shall contract for and make payment for fire and burglar alarm answering and response services and will provide to Lessor copies of such contracts.

         12. Damage or Destruction by Fire or Other Casualty. In the event that the demised Premises shall be damaged or destroyed by fire, or by the elements or other insured casualty during the term of this Lease, Lessor shall cause the Premises to be repaired or restored, as the case may be, to the extent of insurance proceeds available, in such manner that the Premises shall be of equal character and appearance to the Premises immediately prior to such casualty. In no event shall the rent due hereunder be abated or reduced as a result of any casualty.

         13. Eminent Domain.

             (a) In the event that the whole of the Premises shall be taken by any public authority under the power of eminent domain, then this Lease shall automatically terminate as of the date possession shall be taken by such public authority and the rent and other charges payable by Lessee hereunder shall be paid up to the date of such taking with a proportionate refund by Lessor of such rent and other charges as may have been paid in advance.

             (b) In the event that less than the whole of the Premises shall be taken by a public authority under the power of eminent domain, Lessor shall, at its own cost and expense, make all necessary repairs or alterations to the Premises so as to constitute the remaining Premises a complete architectural unit, comparably, insofar as possible, to the Premises herein originally leased, and rent and other charges herein shall be equitably prorated for the remainder of the term according to the space so taken.

             (c) In no event shall Lessee be entitled to any part of the award of damages for compensation for any taking of the Premises by eminent domain, but Lessor shall receive the entire amount thereof, without deduction for any estate or interest of Lessee, except that Lessee may claim, prove and receive such awards as may be allowed for movable trade fixtures, depreciation or injury to and cost of removal of stock and trade-in damage to Lessee's business; provided, however, the award payable to Lessor shall not be reduced thereby.

         14. Default - Grounds. The occurrence of any of the following events shall constitute an Event of Default on the part of Lessee:

             (a) Failure to pay any installment of rent or any other sum due and payable hereunder within five (5) days after written notice of failure to pay on its due date; or

             (b) Default in the performance of any of Lessee's agreements or obligations hereunder where such default is (except default in the payment of any installment of rent or other payment of money) continuing for thirty (30) days after written notice thereof from Lessor to Lessee, provided that if such default is other than the payment of money and cannot be cured within such thirty (30) day period, then Lessee will not be in default hereunder if Lessee, without such thirty (30) day period, commences curing of such default and diligently and in good faith prosecutes the same to completion.

             (c) The voluntary or involuntary adjudication of Lessee in bankruptcy, its insolvency, or any other act of bankruptcy by Lessee.

             (d) Sale of Lessee's interest in the Premises upon execution or other legal process, or issue of writ from any court levying on the interest of Lessee in the Premises.

             (e) Abandonment of the Premises.



             (f) The commission of waste or unnecessary damage done to or on the Premises, use of the Premises for an unlawful purpose or permitting any structural alterations of or upon any part of the Premises without the written consent of Lessor first having been obtained.

         15. Lessor's Rights and Remedies Upon Default by Lessee. In the event Lessee shall be in default of this Lease, Lessor, in addition to all other rights, remedies or causes of action available to it under equity or law, shall be entitled to the following rights, options, remedies and relief:

             (a) Lessor may re-enter and take possession of the Premises and remove all persons and property therefrom, without service of notice or resort to legal process, and without Lessor being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and thereupon, this Lease and everything contained on the part of the Lessor to be done and performed shall cease and determine and be utterly void without prejudice; provided, however, Lessor may recover and Lessee shall pay all rent up to the time of such entry and such damages the Lessor may have suffered by reason of the failure of Lessee to comply with the conditions and covenants of this Lease.

             (b) Lessor may relet the Premises or any part thereof at such rental or rentals and upon such terms and conditions that Lessor, in its sole discretion, may deem advisable and upon such reletting, Lessor shall receive and collect the rents therefor applying the same first to the payment of such expenses that Lessor may have paid, assumed or incurred in recovering possession of the Premise and expenses for placing the Premises in good order and condition, or repairing or altering the Premises for reletting and all other expenses, commissions and charges paid, assumed and incurred by Lessor in reletting the Premises and the balance, if any, to be applied to Lessee's remaining rent. Lessee shall pay any deficiency, but Lessee shall not have a right in or to any excess rent collected by Lessor.

         16. Personal Property. All personal property in or on the Premises shall be at the risk of the Lessee only, and the Lessor shall not be liable for any damages to said personal property.

         17. Inspection. The Lessor and its agents shall have the right to enter the Premises at all reasonable hours upon advance notice (unless in an emergency) for the purpose of examining or exhibiting the same or for making any repairs, decorations, alterations, additions or improvements which they shall deem necessary for the safety, preservation, or improvement of said Premises.

         18. End of Term. The Lessee shall, at the termination of this Lease, whether by lapse of time or otherwise, return said Premises to the Lessor in as good condition as when received, loss by ordinary wear, tear, fire and casualty of the elements excepted, and by midnight of the date of the termination of this Lease shall remove all rubbish, waste material, and all the Lessee's property from the Premises, and shall surrender all keys to said Premises in Lessee's possession whether such keys were provided by the Lessor or by the Lessee.

         19. Holdover. Rights acquired under this Lease shall not extend beyond the term herein granted and each renewal term herein granted, and no holding over, or continuance in occupancy of the Premises shall cause or be construed to be an extension of said Lease; but in any and all such cases, the Lessee shall be a trespasser or tenant-at-will at the option of the Lessor, subject to removal by said Lessor by summary process and proceedings. The Lessee hereby agrees to pay for the time the said Lessee shall retain possession of said Premises, or any part thereof, after the termination of this Lease, at the same monthly rate plus thirty percent (30%) of rental provided for herein, and to pay all expenses of the Lessor incurred in enforcing any of the provisions hereof; but this agreement shall not be held as a waiver by the Lessor of any right of re-entry as herein set forth.

         20. Mutual Indemnities.

             (a) Lessee shall indemnify and save harmless Lessor for, from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Lessor by reason of any accident, injury or damage to any person or property arising out of Lessee's use, occupancy or maintenance of the Premise or any part thereof, unless caused by the intentional wrongful act or negligence of Lessor. In case any action or proceeding is brought against Lessor by reason of any such claim, Lessee, upon written notice from Lessor, shall, at Lessee's sole cost and expense, defend such proceeding by counsel approved by Lessee in writing.

             (b) Lessor shall indemnify and save harmless Lessee for, from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Lessee by reason of any accident, injury or damage to any person or property occurring in, on or about the Premises caused by the negligent or intentional act of Lessor. In case any action or proceeding is brought against Lessee by reason of any such claim, Lessor, upon written notice from Lessee, shall, at Lessor's sole cost and expense, defend such proceeding by counsel approved by Lessee in writing.

         21. Subordination. This Lease shall, at the option of Lessor, be subject to and subordinate to the lien of any mortgage that may be placed upon the fee title to the land and buildings of which the Premises herein subleased form a part, and Lessee shall, upon demand, execute any instrument necessary to effect such subordination. If Lessee, within seven (7) days after submission of such instrument, fails to execute the same, Lessor is hereby authorized to execute the same as attorney-in-fact for Lessee. It is a condition, however, to the subordination of lien provisions herein provided that Lessor shall procure from any such mortgagee an agreement, as a part of the mortgage instrument, or by separate agreement in writing, in recordable form, which shall be delivered to Lessee, providing, in substance, that so long as Lessee shall faithfully discharge the obligation on Lessee's part to be kept and performed under the terms of this Lease, its tenancy will not be disturbed nor this Lease affected by any default under such mortgage.

         22. Abandonment. Should the Lessee vacate or abandon said Premise or should the leasehold interest be levied on under execution or seized by any legal process or should the Lessee be declared bankrupt or insolvent or make an assignment for the benefit of creditors, or should the Lessee violate any of the terms, conditions, covenants, or restrictions of this Lease, or if a receiver be appointed for the Lessee's business of estate in any bankruptcy or other proceeding or otherwise, then and in any of such case, the Lessor may, if so desired, at once or at any time thereafter Lessor desires, declare such tenancy terminated, in case the Lessor elects to take advantage of the rights conferred by the foregoing provisions of this paragraph, or if the Lessee shall vacate or abandon said Premises or cease to use same for the purpose rented, or if, after default by Lessee in any covenant of this Lease, the Lessor shall elect to re-enter, whether with or without legal process, the Lessor is hereby irrevocably authorized, if Lessor so desires, to remove the Lessee's signs, and to relet said Premises or any part thereof; and if the Lessor does not from any cause, including failure to collect rent if re-rented, realize an actual income from said Premises during the entire original term of said lease equal to the rental herein agreed to be paid, together with the expenses of reletting and altering said Premises for any new tenant, the Lessee shall pay any deficit each month as the same accrues.

         23. No Representation by Lessor. Lessee has inspected the Premises and is accepting the Premises "As Is". Neither Lessor nor its agents have made any representations, warranties or promises with respect to the suitability or fitness of the Premises for Lessee's intended use or the condition thereof.

         24. Entire Agreement and Possession. This Lease represents the entire agreement of the parties thereto. The Lessee hereby expressly agrees that the Lessor has made no statement or promise, has not entered into any undertaking, verbal or otherwise, in conflict with this Lease or that invalidates, changes, or enlarges any of its provisions or that makes Lessor liable for any damage except as expressly provided herein; that Lessor has made no promises or representations except such as are endorsed hereon respecting the condition of the Premises or as to the manner of operating the building or as to repairs to said Premises, and that the taking possession of said Premises by Lessee shall be evidence that said Premises were in good and satisfactory condition under the terms of this Lease, when possession of the same was taken, provided that Lessee shall have a reasonable time to notify Lessor of any defects or work remaining to be done.

         25. Notices. Unless otherwise provided, any notice provided for herein shall be deemed duly given by the sender thereof to the addressee thereof if in writing and if mailed to such addressee by registered mail or certified mail, postage prepaid, return receipt requested, at the "Notice Address" of such addressee. The time of the giving of any notice shall be the time of receipt thereof by the addressee or any agent of the addressee, except that in the event the addressee or an agent of the addressee shall refuse to receive any notice given by registered mail or certified mail as above provided or there shall be no person available at the time of delivery thereof to receive any notice, the time of the giving of such notice shall be the time of such refusal or the time of such delivery, as the case may be. The Notice Address of the Lessor shall be Carol David, Trustee of Paul David Children's 7835 Freedom Ave., N.W., Trust, c/o Mike David, Davco Corp., 7835 Freedom Avenue, N.W., North Canton, Ohio 44720. The Notice Address of Lessee shall be The Duncan Hill Group, 4450 Belden Village St., N.W., Canton, Ohio 44718, Attention: William L. Miller, President.

             If the sender of any notice shall have been previously notified by the addressee in the manner herein provided of a change of address of such addressee, such changed address shall thereafter, as to such sender, be deemed the Notice Address of such addressee.

         26. Waiver of Subrogation. Lessor and Lessee each do hereby waive all rights of recovery and causes of action against the other and their respective employees, servants, agents and all parties claiming through or under such party for any damage to the demised Premises and/or the building in which they are located, or the personal property of Lessee, as the case may be, caused by any of the perils which are included in a standard fire or extended coverage insurance policy, notwithstanding the fact that said damages to or destruction of said building and/or the demised Premises, or the personal property of Lessee, as the case may be, shall be due to the negligence of either party hereto or their respective employees, servants, agents, or any parties claiming through such party. Such waiver shall be null and void if the foregoing waiver causes the invalidation of such insurance policy. Any and all increases in insurance premiums attributed to such waiver shall be paid by the beneficiary of such waiver.

         IN WITNESS WHEREOF, the parties hereto have set their hands by those duly authorized the day and year first hereinabove written.

Signed and acknowledged                     "LESSOR"
in the presence of:                         PAUL DAVID CHILDREN'S
                                            7835 FREEDOM AVE., N.W., TRUST


________________________________            By: S/S Signature Carol David
                                                --------------------------------
________________________________                Carol David, Trustee



                                            "LESSEE"
                                            THE DUNCAN HILL GROUP


________________________________            By: S/S Signature  William L. Miller
                                                --------------------------------
________________________________                William L. Miller, President

STATE OF OHIO     )
                  ) SS
STARK COUNTY      )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named CAROL DAVID, TRUSTEE OF THE PAUL DAVID CHILDREN'S 7835 FREEDOM AVE., N.W., TRUST, who acknowledged that she did sign the foregoing Lease, and that the same is the free act and deed of said Trust and the free act and deed of her as the Trustee of such Trust.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 14th day of November 1996.



                                                S/S Signature Melissa D. Fichter
                                                --------------------------------
                                                         Notary Public



STATE OF OHIO     )
                  ) SS
STARK COUNTY      )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE DUNCAN HILL GROUP, by William L. Miller, its President, who acknowledged that he did sign the foregoing Lease, and that the same is the free act and deed of said Corporation and the free act and deed of him personally as such officer.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 11th day of November 1996.



                                                S/S Signature  Christopher Weber
                                                --------------------------------
                                                         Notary Public

                       FIRST AMENDMENT TO LEASE AGREEMENT


         This FIRST AMENDMENT TO LEASE AGREEMENT (the "First Amendment") is made and entered into this 30th day of May, 1997, by and between PAUL DAVID CHILDREN'S 7835 FREEDOM AVE., N.W., TRUST (the "Lessor") and THE DUNCAN HILL GROUP (the "Lessee").

                                R E C I T A L S :

         WHEREAS, Lessor and Lessee entered into a certain Lease Agreement dated November 11, 1996 (the "Lease") for a certain portion of the building situated in the Township of Jackson, County of Stark, State of Ohio, commonly known as 7835 Freedom Avenue N.W., North Canton, Ohio, and more particularly described in the Lease (the "Premises").

         WHEREAS, Lessee and Lessor have agreed that the Lessee shall lease an additional five thousand seven hundred ninety-two (5,792) square feet of space in such building from the Lessor, which additional space is more particularly set forth in Exhibit "A" attached hereto (the "Additional Space").

         WHEREAS, Lessor and Lessee desire to amend the Lease to increase the amount of space leased by the Lessee under the Lease and to change the lease payment made by the Lessee to the Lessor under the Lease, subject to the terms and conditions as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. Premises. Effective June 16, 1997, the Lessee shall lease from the Lessor an additional five thousand seven hundred ninety-two (5,792) square feet of space at the building located at 7835 Freedom Avenue N.W., North Canton, Ohio, which Additional Space shall become part of the Premises as defined in paragraph 1 of the Lease. The Lessee's responsibility for Rent under paragraph 1 of the Lease shall be adjusted as provided in paragraph 2 of this First Amendment due to the increased space to be leased by the Lessee.

                  2. Rent. Effective June 16, 1997, the Lessee shall pay to the Lessor as monthly rent for the Premises during the remainder of the term of the Lease the sum of Eight Thousand Fifty-Six and No/100 Dollars ($8,056.00) as required by the Lease.

                  3. Joint Use of Dock Area within Additional Space. Lessee hereby acknowledges and agrees that upon reasonable prior notice to Lessee, other tenants in the building shall have the right to use the dock area located within the Additional Space; provided, that such tenants shall not store any items or goods in the Additional Space and such other tenants shall be responsible for any damage to the Additional Space or the dock area resulting from its use thereof.

                  4. Effect on Other Provisions. Except for the foregoing, the Lease, as amended, shall continue in full force and effect and shall not be affected hereby except as expressly provided herein.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SIGNED AND ACKNOWLEDGED
IN THE PRESENCE OF:                         "Lessor"
                                            PAUL DAVID CHILDREN'S
                                            7835 FREEDOM AVE., N.W., TRUST


________________________________            By: S/S Signature Carol David
                                                --------------------------------
________________________________                Carol David, Trustee



                                            "LESSEE"
                                            THE DUNCAN HILL GROUP


________________________________            By: S/S Signature  William L. Miller
                                                --------------------------------
________________________________                William L. Miller, President

                       SECOND AMENDMENT TO LEASE AGREEMENT


         This SECOND AMENDMENT TO LEASE AGREEMENT (the "First Amendment") is made and entered into this 20th day of August 1997, by and between PAUL DAVID CHILDREN'S 7835 FREEDOM AVE., N.W., TRUST (the "Lessor") and THE DUNCAN HILL GROUP (the "Lessee").

                                R E C I T A L S :

         WHEREAS, Lessor and Lessee entered into a certain Lease Agreement dated November 11, 1996 (the "Lease") for a certain portion of the building situated in the Township of Jackson, County of Stark, State of Ohio, commonly known as 7835 Freedom Avenue N.W., North Canton, Ohio, and more particularly described in the Lease (the "Premises").

         WHEREAS, the Lease was amended by a First Amendment to Lease Agreement (the "First Amendment") dated May 30, 1997;

         WHEREAS, Lessor and Lessee desire to further amend the Lease to extend the term of the Lease and make other changes as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. Lease Term. The term of the Lease is hereby extended for a term of one (1) year commencing on the 1st day of October, 1997, and extending through and including September 30, 1998, subject to the early termination right of Lessee as later set forth in this Section 1. Lessor and Lessee agree that Lessee may terminate this lease as of the last day of any calendar month on or after March 31, 1998; provided, however, in order for such termination to be effective, Lessee must give Lessor at least sixty (60) days prior written notice of the termination date.

                  2. Effect on Other Provisions. Except for the foregoing, the Lease, as amended by the First Amendment and this Second Amendment, shall continue in full force and effect and shall not be affected hereby except as expressly provided herein.

                  3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


SIGNED AND ACKNOWLEDGED
IN THE PRESENCE OF:                         "Lessor"
                                            PAUL DAVID CHILDREN'S 7835
                                            FREEDOM AVE., N.W., TRUST


________________________________            By: S/S Signature Carol David
                                                --------------------------------
________________________________                Carol David, Trustee



                                            "LESSEE"
                                            THE DUNCAN HILL GROUP


________________________________            By: S/S Signature  William L. Miller
                                                --------------------------------
________________________________                William L. Miller, President

                       THIRD AMENDMENT TO LEASE AGREEMENT


         This THIRD AMENDMENT TO LEASE AGREEMENT (the "Third Amendment") is made and entered into as of the 12th day of April, 1998, by and between CAROL DAVID, TRUSTEE OF THE PAUL DAVID CHILDREN'S 7835 FREEDOM AVE., N.W.
TRUST (the "Lessor") and THE DUNCAN HILL GROUP (the "Lessee").

                                R E C I T A L S :

         WHEREAS, Lessor and Lessee are parties to a certain Lease Agreement dated November 11, 1996 (the "Lease") for a certain portion of the building situated in the Township of Jackson, County of Stark, State of Ohio, commonly known as 7835 Freedom Avenue N.W., North Canton, Ohio, and more particularly described in the Lease (the "Premises"); and

         WHEREAS, the Lease was amended by a First Amendment to Lease Agreement dated May 30, 1997 and was further amended by a Second Amendment to Lease Agreement dated August 20, 1997; and

         WHEREAS, Lessor and Lessee have agreed that the Lessee shall lease an additional nine thousand eighty-one (9,081) square feet of warehouse space at the Premises from the Lessor, which additional space is more particularly set forth on Exhibit "A" attached hereto and incorporated herein (the "Additional Space"); and

         WHEREAS, Lessor and Lessee desire to amend the Lease, as amended, to provide for the lease of the Additional Space by the Lessee and to increase the lease payment made by the Lessee to the Lessor under the Lease as a result of the addition of the Additional Space to the Lease, upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. Premises. Effective April 13, 1998, the Lessee shall lease the Additional Space at the Premises from the Lessor upon the terms and subject to the conditions set forth in the Lease, as amended, and said Additional Space shall become part of the definition of "Premises" as said term is defined in Paragraph 1 of the Lease.

                  2. Rent. Effective April 13, 1998, the Lessee shall pay to the Lessor as monthly rent for the Premises for the remainder of the term of the Lease the sum of Twelve Thousand Two Hundred and Eighteen Dollars ($12,218) per month, payable in advance on the first day of each month during said period in accordance with the Lease. On or before April 13, 1998, Lessee shall pay to the Lessor the sum of Two Thousand Four Hundred Ninety-Seven Dollars ($2,497), which payment shall represent the additional rent due hereunder for the period commencing April 13, 1998 and ending April 30, 1998.

                  3. Effect on Other Provisions. Except for the foregoing, the Lease, as amended, shall continue in full force and effect and shall not be affected hereby except as expressly provided herein.

                  4. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.


SIGNED AND ACKNOWLEDGED
IN THE PRESENCE OF:                         "Lessor"
                                            CAROL  DAVID, TRUSTEE OF THE PAUL
                                            DAVID CHILDREN'S 7835 FREEDOM AVE.,
                                            N.W. TRUST


________________________________            By: S/S Signature Carol David
                                                --------------------------------
________________________________                Carol David, Trustee



                                            "LESSEE"
                                            THE DUNCAN HILL GROUP


________________________________            By: S/S Signature  William L. Miller
                                                --------------------------------
________________________________                William L. Miller, President

                       FOURTH AMENDMENT TO LEASE AGREEMENT


         This FOURTH AMENDMENT TO LEASE AGREEMENT (the "Fourth Amendment") is made and entered into as of the 1st day of October, 1998, by and between MICHAEL DAVID, TRUSTEE OF THE PAUL DAVID CHILDREN'S 7835 FREEDOM AVE., N.W.
TRUST (the "Lessor") and THE DUNCAN HILL GROUP (the "Lessee").

                                R E C I T A L S :

         WHEREAS, Lessor and Lessee are parties to a certain Lease Agreement dated November 11, 1996 (the "Lease") for a certain portion of the building situated in the Township of Jackson, County of Stark, State of Ohio, commonly known as 7835 Freedom Avenue N.W., North Canton, Ohio, and more particularly described in the Lease (the "Premises"); and

         WHEREAS, the Lease was amended by a First Amendment to Lease Agreement dated May 30, 1997, a Second Amendment to Lease Agreement dated August 20, 1997 and a Third Amendment to Lease Agreement dated April 12, 1998; and

         WHEREAS, Lessor and Lessee desire to amend the Lease, as amended, to extend the term of the Lease and to set forth the lease payment to made by the Lessee to the Lessor during said extended term, all upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. Lease Term. The term of the Lease, as amended, is hereby extended for an additional one (1) year term commencing as of the date hereof and ending at 12:00 a.m. midnight on the 30th day of September, 1999 (the "Extended Term"). Notwithstanding the foregoing, the Lease, as amended, is hereby amended to grant to both Lessor and Lessee the right to terminate the Lease at any time during the Extended Term by providing the other party with no less than ninety (90) days' written notice of said terminating party's desire to do so.

                  2. Rent. As rent for the Premises during the Extended Term, Lessee shall pay to Lessor the sum of Thirteen Thousand Three Hundred Twenty-Nine Dollars ($13,329.00) per month, payable in advance on the first day of each month during said period in accordance with the Lease.

                  3. Effect on Other Provisions. Except for the foregoing, the Lease, as amended, shall continue in full force and effect and shall not be affected hereby except as expressly provided herein.

                  4. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first above written.


SIGNED AND ACKNOWLEDGED
IN THE PRESENCE OF:                         "Lessor"
                                            MICHAEL DAVID, TRUSTEE OF THE PAUL
                                            DAVID  CHILDREN'S 7835 FREEDOM AVE.,
                                            N.W. TRUST



________________________________            By: S/S Signature Michael David
                                                --------------------------------
________________________________                Michael David, Trustee



                                            "LESSEE"
                                            THE DUNCAN HILL GROUP


________________________________            By: S/S Signature  William L. Miller
                                                --------------------------------
________________________________                William L. Miller, President

                            FIRST AMENDMENT OF LEASE


This First Amendment of Lease Agreement entered into as of the 21st day of August, 1998, between TRIAD REALTY, LLC., an Ohio Limited Liability Company (hereinafter called "Lessor") and KID'S STUFF, INC., an Ohio Corporation (hereinafter called "Lessee").

Whereas (a) by Lease Agreement dated August 27, 1997 (hereinafter called "said Lease"), the Lessor leased unto Lessee the premises known as 4434 Belden Village Street and containing approximately 2,200 s.f., (hereinafter called "Demised Premises") located in Belden Village Tower Mall, 4400 Belden Village Street, N.W., Canton, Ohio (hereinafter called "the Building") was leased to Lessee for a term expiring December 31, 2002, and (b) Lessee and Lessor now desire to relocate the demised premises to a retail space within the same building known as 4418 Belden Village Street, containing 3,373 square feet, and modify and amend said Lease.

Now, therefore, in consideration of the mutual covenants, conditions and agreements hereinafter contained, said Lease is amended as follows effective August 1, 1998.

1. Demised Premises. The demised premises shall be 3,373 square feet and be known as 4418 Belden Village Street, Canton, Ohio 44718, and is further described as shown on Exhibit "A".

2. Annual Base Rent. Lessee's new adjusted base rent for the new demised Premises, shall be the sum of Twenty-six Thousand Nine Hundred Eighty Four Dollars per year, payable in equal monthly installments of $2,248.67.

3. Commencement Date. Lessee's monthly rent shall start and be due 30 days following the date that Lessee takes possession of the Premises. Upon completion of his work, Lessor will notify Lessee that date on which lessee shall take possession.

4. Lessor's Work. Lessor shall provide Lessee with the Premises in a "white box" condition consisting of smooth concrete floor, drywall perimeter walls ready for primer, and a white 2' x 4' suspended ceiling at the height of 15' AFF.
The existing restrooms will remain "as is" except Lessor will move urinal from the front rest room to the rear rest room if the fixture is required to remain. The main electrical panel will remain in the front rest room.
The janitor's room will remain "as is" except the electrical panel will be removed.
Service HVAC system to insure it is in proper working order and guarantee same for 6 months.
Install double glass store front doors in south side of building in place of garage door.
Install 2 x 4 lay-in light fixtures equivalent to one per 100 square feet. Receptacles, one every 20 feet along perimeter walls.
Any and all additional work requested by Lessee will be at Lessee's expense.

All other terms and conditions of said Lease remain in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed triplicate counterparts of this First Amendment of Lease as of the day, month and year first above written.

WITNESS                                           LESSOR: TRIAD REALTY, LLC


/s/ Linda Prescott                                /s/ Roger DeVille
-----------------------                           ------------------------------
                                                  Roger DeVille, Managing Member
/s/ Deanna J. Vinton
-----------------------




                                                  KID'S STUFF, INC.

/s/  xxxxxxxxxxxxx                                /s/ Jeanne E. Miller
-----------------------                           ------------------------------
                                                  Jeanne E. Miller
/s/  xxxxxxxxxxxxx
-----------------------

                                                                Ostendorf Morris
                                                                     COLLIERS
                                                                  International


                              STANDARD OFFICE LEASE
                            OSTENDORF-MORRIS COMPANY


         LEASE AGREEMENT (herein called the "Lease") entered into as of the _______ day of __________________________ , 199__ , between Sun
               Life Assurance Co. of Canada, a Corporation herein called "Lessor"), and Duncan Hill Co., Ltd. a corporation (herein called "Lessee").

                                   WITNESSETH:

1. DEMISE. For the rent and term and upon the terms, conditions, limitations and provisions hereinafter set forth, Lessor leases to Lessee and Lessee hires from Lessor approximately 6,170 rentable square feet of office space and 1,200 rentable square feet of retail space (herein called the "Premises") and identified as Suite Number 406 and a portion of Suite 4408 respectively, as shown outlined and crosshatched in Black, on Exhibit A and Exhibit B, respectively, attached hereto, in the building known as Belden Village Tower (herein called the "Building") located at 4450 Belden Village Street, N.W. , Canton Ohio, 44718.

2. TERM. The term of this Lease shall be two (2)years___, beginning on the 1st day of October, 1996, and ending on the 30th day of September, 1998, unless sooner terminated as hereinafter provided.

3. USE. Lessee shall use and occupy the premises only for office use and retail and sales and for no other purposes.

4. ANNUAL BASE RENT. Lessee shall pay Lessor as rent for the premises, the sum AS SHOWN ON ATTACHED RIDER ONE PARAGRAPH 41, payable in advance, without deduction or set-off, in legal tender of the United States of America, on the first day of each and every calendar month of the term, at the offices of Ostendorf-Morris Company (hereinafter called the "Company"), The Diamond Building, 1100 Superior Avenue, Cleveland, Ohio 44114, or at such other place as Lessor may, from time to time, in writing, designate. Any rent or other sums payable by Lessee to Lessor under this Lease which are not paid within five (5) days after they first become due, will be subject to a late charge of five percent (5 %) of the amount due. Such late charges will be due and payable as additional rent on or before the next day on which an installment of rent is due. Any rent, late charges or other sums payable by Lessee to Lessor under this Lease which are not paid when due will bear interest at a rate equal to eighteen percent (18%) per annum, such interest to commence on the date that said payment was first due and payable, or, at the Lessor's election, if a late charge is assessed, fifteen (15) days after the date said payment was first due and payable. Such interest will be due and payable as additional rent on or before the next installment of rent and will accrue until paid from the date thereof.

6. SECURITY DEPOSIT. Lessee has deposited with Lessor the sum of Six Thousand One Hundred Ninety Eight and 75/100 Dollars ($6,198.75) as security (herein called the "security deposit") for the full and faithful performance of every term and provision of this Lease by Lessee. If Lessee defaults in the performance of any term or provision hereof, including failure to pay any rent, adjustments to rent, additional rent or other charges which Lessee is or becomes obligated to pay, or Lessor otherwise suffers any loss, cost, expense or damage as a result of any default by Lessee hereunder, Lessor may apply the security deposit in respect to such default. If all or any portion of the security deposit is so applied, upon demand by Lessor or Company, Lessee shall immediately deposit with Lessor a sum sufficient to restore the security deposit to Lessor in full, and failure to do so shall constitute a further default hereunder. Upon the expiration of the term of this Lease, provided Lessee has fully performed every term and provision hereof, the security deposit (or amount thereof then on deposit with Lessor) shall be returned to Lessee. In the event of any sale of the Building during the term hereof, Lessor may transfer the security deposit to the new owner, and upon such transfer, shall be relieved of any obligation for return of the security deposit to Lessee. Lessor shall be under no obligation to segregate the security deposit from its own funds and the security deposit shall not bear interest.

7. BUILDING SERVICES FOR SUITE 406 ONLY. Provided Lessee is not in default under any of the terms and provisions of this Lease, and except as otherwise provided below as to Lessee's obligation to pay for certain services, Lessor shall furnish Lessee with the following services:

         (a) cleaning, janitor and window washing services standard for the Building;

         (b) heating or air-conditioning, subject to the terms hereof, on business days, from 8:00 A.M. to 6:00 P.M., and on Saturdays, from 8:00 A.M. to 12:00 Noon, standard for the Building. Lessee shall pay for all heating and air-conditioning requested and furnished prior to or following such hours at rates to be established from time to time by Lessor, subject to all governmental rules, regulations and guidelines applicable thereto. All requests for heating or air-conditioning prior to or following such hours, must be submitted, in writing, to the Company no later than 2:00 P.M. on the last prior business day; LESSOR shall pay all utilities for HVAC and electric service.

         (c) water at standard Building temperatures for normal sanitary purposes only. Lessee shall pay, at standard Building rates, for water used for other than normal sanitary purposes and for water wasted;

         (d) passenger elevator service on business days, from 8:00 A.M. to 8:00 P.M., and on Saturdays, from 8:00 A.M. to 6:00 P.M.; elevator service via at least one (1) car per elevator bank at all other times;

         The term "business days", as used in this Paragraph 7, shall mean Monday to Friday, inclusive, excluding (1) Saturdays (except such portion thereof as is stipulated specifically in subparagraphs (b) and (d) of this Paragraph 7), (2) Sundays, and (3) all days observed by the Federal and State governments as legal holidays.

         Lessee shall pay Lessor's charges for water, electrical and other services within ten (10) days after the rendering by Lessor or Company of each statement on account thereof. (INCLUDED IN BASE RENT). Failure to pay such charges when due, or to pay any rent or other charge hereunder when due, shall entitle Lessor, upon not less than five (5) days' written notice, to discontinue furnishing water, electrical or other services to Lessee. No discontinuance of services shall be deemed an eviction or disturbance of Lessee's use and occupancy of the premises, nor render Lessor liable to Lessee for damages, nor relieve Lessee from the performance of Lessee's covenants and agreements hereunder.

         Lessee agrees that Lessor shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by act or default of Lessee or other parties, or by any other cause beyond Lessor's reasonable control; and such failures or delays or diminution shall not be deemed to constitute an eviction or disturbance of the Lessee's use and possession of the premises or relieve the Lessee from paying Rent or performing any of its obligations under this Lease. Lessor also reserves the right to temporarily suspend, delay, or discontinue furnishing any of the services to be provided by Lessor under this Lease, without abatement or diminution in Rent and without any liability to Lessee as a result thereof, for such inspections, cleaning, repairs, replacements, alterations, improvements or renewals as may, in Lessor's judgment, be desirable or necessary to be made; provided that such services shall not, to the extent reasonably feasible, be suspended for such purposes during Lessee's normal business hours unless Lessor shall, to the extent reasonably possible under the circumstance, have given Lessee advance notice of any proposed suspension of services.

8. POSSESSION. Taking possession by Lessee shall be conclusive evidence as against Lessee that the premises were in good order and satisfactory condition when Lessee took possession. No representation respecting the condition of the premises or the Building has been made by Lessor to Lessee unless contained herein; and no promise of Lessor to prepare, alter, or improve the premises for Lessee's use and occupancy shall be binding upon Lessor unless contained herein or in Lessor's Work Letter, which Work Letter, if any, has been signed by Lessor and Lessee and is attached hereto and made a part hereof.

         If Lessor is required to perform any space preparation work in the premises pursuant to a Work Letter, Lessee's obligation to pay the rent reserved hereunder shall commence upon the date that Lessor has substantially completed the work specified therein and has so notified Lessee, in writing, or if Lessor's space preparation work has been delayed due to an act or omission of Lessee, then at such earlier date as the work would have been completed but for such act or omission. If such date shall be other than the first day of a calendar month, the rent for such month shall be prorated on a per-diem basis.

         If, with Lessor's consent, Lessee is allowed to occupy or enter the premises prior to the date of the commencement of the term of this Lease, then all provisions hereof shall be in full force and effect as soon as Lessee occupies the premises, and Lessee shall immediately commence paying rent on a per-diem basis to the date of commencement of the term.

         If Lessor shall be unable to deliver possession of the premises on the date of the commencement of the term hereby created because of the holding over of any tenant, or tenants, or for any other cause beyond Lessor's reasonable control, then the payment of rent shall not commence until the date possession of the premises is delivered to Lessee. Lessee agrees to accept such allowance and abatement of rent as liquidated damages, in full satisfaction for the failure of Lessor to deliver possession on the date of the commencement of the term, and to the exclusion of all claims and rights which Lessee might otherwise have by reason of delivery of possession not being made on that date. Failure to deliver possession on the date of commencement of the term shall not, in any event, extend or be deemed to extend, the term of this Lease. Unfinished extra work, if any, undertaken by Lessor for Lessee shall not be considered in determining the date of delivery of possession to Lessee.

          This Lease does not grant any possessory or other rights to light or air except over property over public streets kept open by public authority, and Lessor shall not be liable to Lessee for any expense, injury, loss, or damages resulting from work done in or upon, or by reason of the use of, any adjacent or nearby building, land, street, or alley.

         Lessor and Lessee agree that (a) Lessee shall have the right to place in the premises, at such locations therein as Lessee may, from time to time, determine, without overloading floors, Lessee's furniture, trade fixtures and standard business office machines and equipment; and (b) the foregoing types of personal property shall be and remain the property of Lessee, and may be removed by Lessee at any time during the lease term, upon its expiration, or upon its earlier termination in any manner, Lessee, however, agreeing to repair, at Lessee's expense, any damage to the premises or the Building caused by such removal.


9. SURRENDER OF POSSESSION. Upon the expiration of the term or upon the termination of Lessee's right of possession, whether by lapse of time or at the option of Lessor as herein provided, Lessee shall, at Lessee's sole cost and expense, forthwith surrender the premises to Lessor in good order, repair and condition, ordinary wear excepted, and shall, at Lessee's sole cost and expense, if Lessor so requires, restore the premises to the condition existing at the beginning of the term. Any interest of Lessee in the alterations, improvements, and additions to the premises made or paid for by Lessor or Lessee shall, without compensation to Lessee, become Lessor's property at the termination of this Lease by lapse of time or otherwise, and such alterations, improvements, and additions (including floor coverings) shall be relinquished to Lessor in good condition, ordinary wear excepted. Prior to the termination of the term of Lessee's right of possession, Lessee shall remove its office furniture, trade fixtures, office equipment, and all other items of Lessee's property on the premises. Lessee shall pay to Lessor, upon demand, the cost of repairing any damage to the premises and to the Building caused by any such removal. If Lessee shall fail or refuse to remove any such property from the premises, Lessee shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Lessor without any cost either by set-off, credit, allowance, or otherwise, and Lessor may, at its option, accept the title to such property or, at Lessee's expense, may (a) remove the same or any part in any manner that Lessor shall choose, repairing any damage to the premises caused by such removal, and (b) store, destroy, or otherwise dispose of the same without incurring liability to Lessee or any other person.

         10. USE AND OCCUPANCY. In the use and occupancy of the premises, Lessee shall:

         (a) comply with all laws, ordinances, rules, regulations, and orders of any governmental authorities having jurisdiction over the premises or over the use and occupancy thereof;

         (b) keep and maintain the premises in good order, condition and repair, and promptly make all repairs or replacements becoming necessary during the term, including, but without limitation, repairs or replacements of doors, glass (which shall be replaced with glass of the same size and quality), electrical, plumbing and sewage lines, equipment and fixtures within, and solely serving the premises, interior walls, floor covering and ceilings and building appliances of every kind;

         (c) at Lessee's expense, promptly cause to be repaired by a contractor approved by Lessor any damage to the Building or the premises which results or arises from Lessee's use and occupancy of the premises;

         (d) not install in the premises any apparatus or equipment which shall interfere with or impair the maintenance or operation of any building system, including, without limitation, the electrical, plumbing, heating, ventilating, and air-conditioning systems;

         (e) except with the prior written consent of Lessor, not install in the premises any additional or supplementary air-conditioning equipment; and

         (f) not conduct any activity or install in the premises any apparatus or equipment which shall result (i) in the cancellation of any insurance covering or relating to the Building, or (ii) without Lessor's prior written approval, in any increase in insurance premiums in respect of any insurance covering or relating to the Building. If Lessee shall conduct any activity or install any apparatus or equipment which shall result in an increase in insurance premiums, Lessee shall forthwith reimburse Lessor for the amount of the increase in the insurance premiums;

         (g) not to place, permit, or suffer any lien to attach to this Lease or the leasehold estate created hereby;

         (h) not permit any so-called hazardous or toxic wastes or substances (as defined under any applicable law) to be placed or maintained within the premises or the Building unless otherwise approved by Lessor in writing.

         In the event that Lessee does not timely perform its repair, replacement or maintenance obligations hereunder, Lessor may, but shall not be obligated to, perform any such repairs or replacements, or maintain the premises and the cost and expense of such repair, replacement or maintenance shall be borne by Lessee as additional rent hereunder due and payable with the next due installment of rent.

         11. ACCESS TO BUILDING. Lessee, for Lessee and for Lessee's agents, employees, and invitees, agrees that all such persons desiring to enter or leave the Building at other than normal business hours in the Building from Monday to Saturday, both inclusive, and during all hours on Sundays and on all days observed by the Federal and State governments as legal holidays, shall use such entrances or exits as may be designated by Lessor, and shall comply with Building security regulations established from time to time by Lessor with respect to identification, registration and method of signaling for admission, so as to establish the right of such persons to enter or to leave the Building.

         12. COMMON AREAS. Lessee and Lessee's agents, employees and invitees shall have the right to use, in common with Lessor and Lessor's tenants and the agents, employees, and invitees of each, the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, elevators, public toilets, and other public areas of the Building, subject, however, to applicable Building rules, regulations, and security measures; and Lessee and Lessee's agents, employees, and invitees shall not obstruct or litter, or use for storage, temporary or otherwise, or for the display of merchandise or services, or for any purpose other than the intended or normal purpose, any of the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, elevators, public toilets, and other public areas of the Building; and no floor mats or runners shall be placed by Lessee in any Building corridor, lobby or vestibule. Lessee shall not, at any time, place, leave, or discard any rubbish, paper, articles, or other objects of any kind whatsoever outside the doors of the premises or in the corridors or other common areas of the Building.

         13. ALTERATIONS AND ADDITIONS. (a) Lessee shall not, without the prior written consent of Lessor, which consent shall be at Lessor's sole discretion, make any alterations, improvements, or additions to the premises. Notwithstanding Lessor's consent to any alteration, improvement or addition to the premises, Lessor shall retain the option, upon the termination of this Lease, of requiring Lessee, at its sole cost and expense, to remove any or all of said alterations, improvements or additions and repair all the damage caused by such removal. If Lessor consents to any alterations, improvements, or additions, Lessor may impose such conditions with respect thereto as Lessor deems appropriate, including, without limitation, requiring Lessee to furnish Lessor with insurance against liabilities which may arise out of such work and plans and specifications and permits necessary for such work. The work necessary to make any alterations, improvements, or additions to the premises, whether prior to or subsequent to the Commencement Date, shall be done at Lessee's expense by contractors hired by Lessor, or the Company, except to the extent Lessor gives its prior written consent to Lessee's hiring its own contractors, which consent shall be solely within Lessor's discretion. If Lessor shall so desire, Lessee shall submit to Lessor's or the Company's reasonable supervision of Lessee's work at Lessee's expense. Lessee shall also pay Lessor for all other costs and expenses arising in connection with such work, including, without limitation, additional janitorial, elevator, security, and utility expense. Lessee shall promptly pay to Lessor, the Company, or the Lessee's contractors, as the case may be, when due, the cost of all such work, supervision, and other charges.

         (b) Upon completion of such work, or from time to time as Lessor may reasonably require, Lessee shall deliver to Lessor, if payment is made directly to contractors, evidence of payment, contractors affidavits and full and final waivers of all liens for labor, services, or materials all in form satisfactory to Lessor. Lessee shall defend and hold Lessor harmless from all costs, damages, liens and expenses related to such work. Lessee further covenants and agrees not to suffer or permit any mechanics or materialmen liens or any other liens to be placed against the Building or premises with respect to work or services claimed to have been performed for, or materials claimed to have been furnished to, the Lessee or the premises. If any lien shall at any time be filed against the Building or premises in connection with such work, services, or materials, Lessee shall immediately cause it to be released and removed of record. If Lessee fails to do so, Lessor may, at Lessor's option, cause the same to be released and removed of record using funds from the security deposit provided for in Paragraph 6 of this Lease. If such funds are insufficient for such purpose, Lessor may, at Lessor's option, advance such additional funds for such purpose. In addition to Lessee's obligation to replenish the security deposit as provided in Paragraph 6, Lessee shall immediately, upon demand, pay Lessor the amount of any such additional funds so advanced.

         (c) All work done by Lessee, or its contractors, pursuant to this Lease shall be done in a firstclass workmanlike manner using only good grades of materials, and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. All such work shall be performed so as not to interfere with or impair the use and enjoyment of the Building by Lessor and other tenants, and Lessor may require all or a portion of such work be performed outside business hours. Subject to Lessor's option contained in the second sentence of subparagraph a) of this Paragraph 13, all additions, alterations, fixtures, and improvements (temporary or permanent) in and upon the premises, whether installed by Lessee or Lessor, shall become Lessor's property, and shall remain upon, and be surrendered with the premises without disturbance or injury upon the termination of this Lease by lapse of time or otherwise, all without payment or credit to Lessee.

         14. ASSIGNMENT AND SUBLETTING. (a) Lessee shall not sublet the premises or any part thereof, not assign this Lease or any interest therein, nor permit any business to be operated in or from the premises by any person, firm or corporation other than Lessee, without, in each case, first obtaining the prior written consent of Lessor, which consent may be given or withheld in Lessor's sole discretion. Any attempt to assign this Lease or to sublet all or any portion of the premises, without Lessor's prior written consent, shall be void and, at Lessor's option, shall constitute an event of default under this Lease. Any merger, consolidation, liquidation, or sale of substantially all of the assets of Lessee, or any other assignment, transfer, mortgage, pledge or encumbrance of this Lease or any interest therein, whether voluntary, involuntary, by operation of law or otherwise, shall constitute an assignment of this Lease.

         (b) Lessor may impose such conditions to its consent to any subletting or assignment (which may be withheld by Lessor in its sole discretion) as it may determine, and notwithstanding any consent to assignment or subletting, both Lessee and its guarantor, if any, will continue to be liable under this Lease with the same force and effect as though no assignment or sublease had been made. If Lessee requests Lessor to consent to any assignment or sublease, Lessee shall provide Lessor with the name, address, and a description of the business of the proposed assignee or subtenant and its most recent financial statement and such other evidence of financial responsibility as Lessor may request.

         (c) Consent by Lessor to any assignment or subletting shall be consent only as to that particular assignment and subletting, and not to any further assignment or subletting. In the event Lessor consents to any assignment, both Lessee and the assignee shall be primarily liable to Lessor hereunder.

         (d) In the event any such proposed assignment or sublease provides for, or Lessee otherwise receives, rent, additional rent, or other consideration in excess of that provided for in this Lease, Lessee agrees that in the event Lessor grants its consent, Lessee shall pay Lessor the amount of such excess as it is received by, or becomes due to, Lessee. Any violation hereof shall be deemed a material breach of this Lease, as well as an event of default hereunder.

         (e) In the event of any assignment or subletting, whether or not consented to by Lessor, any options to renew this Lease or expand the premises shall terminate without further action.

         (f) Lessee shall submit any request for Lessor's consent to a sublease or assignment in writing together with a non-refundable fee of $300.00 to cover Lessor's consideration of the request.

         15. RECAPTURE. (a) Within thirty (30) days after receiving Lessee's request for Lessor's consent to an assignment of this Lease and the requisite accompanying information, Lessor shall have the right to (i) grant its consent, subject to such conditions as it may determine, (ii) withhold its consent, or
(iii) terminate this Lease, on a date reasonably determined by the Lessor, and release Lessee from its future obligations hereunder.

         (b) Within thirty (30) days after receiving Lessee's request for Lessor's consent to a sublease of all or any portion of the premises and the requisite accompanying information, Lessor shall have the right to (i) grant its consent, subject to such conditions as it may determine, (ii) withhold its consent, or (iii) elect to remove that portion of the premises proposed to be sublet from this Lease, on a date reasonably determined by the Lessor, in which event this Lease shall be terminated and suspended as to such proposed sublet space only and rent for the balance of the premises shall be adjusted from the date of such suspension on the basis of the remaining square feet compared to the total square feet in the premises prior to such suspension, all as determined by Lessor.

         16. HOLDING OVER. If Lessee shall remain in possession of the premises after the expiration of the term of this Lease, then Lessee shall be a tenant from month to month, and such tenancy shall otherwise be subject to all of the terms, provisions, covenants, and agreements of this Lease, except that rent shall be a rate equal to one hundred fifty percent (150%) of the Adjusted Annual Rental due hereunder over the last twelve (12) months determined on a monthly basis, and, if Lessor shall suffer any damage or loss as a result of such holdover, such as losses or damages which may result from Lessor's inability to timely deliver the premises to a subsequent tenant of the premises, Lessee shall promptly pay the amount thereof to Lessor.

         17. RIGHTS RESERVED BY LESSOR. Lessor reserves the following rights:

         (a) to change the street address of the Building; the name of the Building; the unit number of the premises; and the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building without liability to Lessee;

         (b) to designate all sources furnishing sign painting, lettering, vending machines, towel or toilet supplies, or other similar services required in the premises;

         (c) to enter the premises during the last ninety (90) days of the term, provided Lessee shall have removed substantially all of Lessee's property from the premises, for the purpose of altering, remodeling, repairing, renovating, or otherwise preparing the premises for tenanting to others;

         (d) to grant anyone the exclusive privilege of conducting any particular business or activity in the Building;

         (e) to enter the premises at all reasonable times (1) for the making of such inspections, repairs, alterations, improvements, or additions of, or to, the premises or the Building as Lessor may deem necessary or desirable; (2) to exhibit the premises to others, and (3) for any purpose whatsoever related to the safety, protection, preservation, or improvement of the premises or of the Building or of Lessor's interest therein;

         (f) at any time or times, Lessor, either voluntarily or pursuant to governmental requirement, may, at Lessor's expense, make repairs, alterations, or improvements in or to the Building or any part thereof, and, during such times, may temporarily close entrances, doors, corridors, elevators, or other public facilities; and

         (g) to charge Lessee any additional expense (including overtime or premium costs incurred by Lessor) in the event repairs, alterations, decorating, or other work in the premises or the Building are, at Lessee's request, not made during ordinary business hours.

         Lessor may exercise all or any of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Lessee's use and occupancy, without being liable in any manner to Lessee, and without elimination or abatement of rent, or payment of other compensation, and such acts shall in no way affect this Lease.

         18. REMEDIES OF LESSOR. All rights and remedies of Lessor herein set forth are in addition to any and all rights and remedies which are or may be available to Lessor at law or in equity.

         (a) If Lessee shall fail to pay any rent reserved herein when due, or fails to pay Lessor's charges for water, electrical, or other services within ten (10) days after the rendition of a statement, or defaults in the prompt and full performance of any of Lessee's covenants and agreements hereunder, or if the leasehold interest of Lessee be levied upon, under execution or be attached, or if Lessee makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of Lessee, or if Lessee abandons the premises, then, and in any such event, Lessor may, if Lessor so elects, and with or without notice of such election and with or without demand whatsoever, forthwith terminates this Lease and the Lessee's right to possession of the premises, or Lessor may, without terminating this Lease, terminate Lessee's right to possession of the premises. Lessee hereby waives Lessee's right to trial by jury in connection with any proceedings by Lessor to enforce any of its rights against Lessee under this Lease, including, without limitation, any proceedings to remove Lessee from the premises.

         (b) Upon the filing of a petition by or against Lessee under the United States Bankruptcy Code, (the "Code"), Lessee, as debtor and as debtor in possession, and any trustee who may be appointed shall (i) timely perform each and every obligation of Lessee under this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (ii) pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the premises an amount equal to the Rent and other charges otherwise due pursuant to this Lease; (iii) provide adequate assurance of future performance under the Lease; (iv) reject or assume this Lease within sixty (60) days of the filing of such petition under the Code, and (v) do all other things of benefit to Lessor otherwise required or permitted under the Code. Lessee, as debtor and as debtor in possession, and any trustee, shall be deemed to have rejected this Lease in the event of the failure to comply with any of the above. Included within and in addition to any other conditions or obligations imposed upon Lessee or its successor in the event of assumption and/or assignment is the prior written consent of any mortgagee to which this Lease has been assigned as collateral security.

         (c) Upon termination of this Lease, or upon the termination of Lessee's right to possession without termination of the Lease, Lessee shall surrender possession and vacate the premises immediately, and Lessor may enter into and repossess the premises with or without process of law and remove all persons and property therefrom in the same manner and with the same right as if this Lease had not been made, and for the purpose of such entry and repossession, Lessee waives any notice provided by law or otherwise to be given in connection therewith.

         (d) If Lessee abandons the premises, or if Lessor elects to terminate Lessee's right to possession only, without terminating the Lease as above provided, Lessor may remove from the premises any and all property found therein and such repossession shall not release Lessee from Lessee's obligation to pay the rent reserved herein. After any such repossession by Lessor without termination of the Lease, Lessor shall make reasonable efforts to relet the premises, or any part thereof, as agent of Lessee to any person, firm, or corporation and for such time and upon such terms as Lessor, in Lessor's sole discretion, may determine. Lessor may make repairs, alterations, and additions in and to the premises and redecorate the same to the extent deemed by Lessor necessary or desirable, and Lessee shall, upon demand, pay the cost thereof, together with Lessor's expense (including any broker's commission) of reletting. If the rents collected by Lessor upon any such reletting are not sufficient to pay monthly the full amount of all rent reserved herein, together with the costs of such repairs, alterations, additions, redecorating, and expenses, Lessee shall pay to Lessor the amount of each monthly deficiency upon demand.

         (e) Any and all property which may be removed from the premises by Lessor may be handled, removed, stored, or otherwise disposed of by Lessor at the risk and expense of Lessee, and Lessor shall, in no event, be responsible for the preservation or safekeeping thereof. Lessee shall pay to Lessor, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Lessor's possession or under Lessor's control. If any property shall remain in the premises or in the possession of Lessor and shall not be removed by Lessee within a period of ten
(10) days from and after the time when the premises are either abandoned by Lessee or repossessed by Lessor under the terms of this Lease, the property shall conclusively be deemed to have been forever abandoned by Lessee.

         (f) Lessor and Lessee agree that all of the goods, chattels, trade fixtures, and other personal property belonging to Lessee which are or may be put into the premises during the term, whether exempt or not from sale under execution or attachment, shall, at all times, be bound with a lien in favor of Lessor, and shall be chargeable for all rents hereunder and for the fulfillment of the other covenants and agreements of Lessee herein contained. In the event that Lessee shall have abandoned the premises, or in the event of any default of Lessee hereunder, Lessor shall have the right to sell all or any part of said property at public or private sale, without giving notice to Lessee or any notice of sale, all notices required by statute or otherwise being hereby expressly waived, and to apply the proceeds of such sale, first to the payment of all costs and expenses of conducting the same, or caring for or storing said property; second, toward the payment of any indebtedness which may be or may become due from Lessee to Lessor; and, third, to pay to Lessee, on demand, in writing, any surplus remaining after all indebtedness of Lessee to Lessor has been fully paid.

         (g) In addition to all other rights and remedies of Lessor hereunder, if Lessee fails to timely perform any of its obligations hereunder, including, without limitation, monetary obligations, and whether or not Lessor has terminated this Lease or Lessee's right to possession of the premises, or either, Lessor may elect to accelerate and make immediately due and payable all of the rent, additional rent, adjusted rent and any other charges or fees which are due or may become due hereunder for the remainder of the term of this Lease. Lessee agrees that Lessor may file suit to recover any sums due under this Lease from time to time and that no suit or recovery of any portion due Lessor hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Lessor.

         19. LOSS OR DAMAGE TO PROPERTY. (a) All personal property belonging to Lessee or to any other person located in or about the premises or the Building shall be there at the sole risk of Lessee or such other person, and neither Lessor nor Lessor's Company or employees shall be liable for the theft or misappropriation thereof, nor for any damage or injury thereto, nor for damage or injury to Lessee, to other persons, or to property caused by water, snow, frost, steam, heat, cold, dampness, falling plaster, sewers or sewerage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring, and equipment and fixtures of all kinds, or by any act or neglect of other tenants or occupants of the Building, or of any other person, or caused in any manner whatsoever, unless the same shall solely and proximately result from the negligence of Lessor or Lessor's Company or employees. Lessee will protect, indemnify, and save harmless Lessor or Lessor's Company or employees from all losses, costs, or damages sustained by reason of any act or other occurrence causing injury to any person or property due directly or indirectly to the use of the premises or any part thereof by Lessee, except losses, costs, or damages solely and proximately resulting from the negligence of Lessor or Lessor's Company or employees.

         (b) Lessee shall indemnify and save Lessor and mortgagees of the Building harmless from and against any clean-up costs, remedial or restoration work, claims, judgments, damages, penalties, fines, costs, liabilities or losses, including, without limitation, diminution in value of the premises, damages for the loss or restriction on use of space within the Building, damages due to adverse impact on marketing of space in the Building, and attorneys', consultants' and experts' fees, which arise during or after the term of this Lease as a result of any hazardous or toxic substances being generated or disposed of in or on, or brought to, the Building by Lessee or any other occupant of the Premises.


         20. INSURANCE. Lessee shall, during the term of this Lease and at Lessee's own expense, carry comprehensive general liability insurance with a combined single limit of at least One Million Dollars ($1,000,000) for all injuries to or death of persons and loss of or damage to property in any one occurrence, and insurance at no less than the replacement value of (i) all alterations, additions and improvements Lessee may make to the premises, and
(ii) all of the personal property that Lessee brings within the premises. Such insurance policy shall name Lessor, the Company and, if requested by Lessor, any mortgagee of Lessor as additional insureds, and shall contain a provision requiring that the policy shall not be modified, cancelled, or terminated without at least thirty (30) days prior written notice to Lessor and the Company, and, if requested by Lessor, any mortgagee of Lessor. At least twenty
(20) days prior to the time such insurance is first required to be carried by Lessee and thereafter at least thirty (30) days prior to the expiration of any such policy, Lessee shall deliver to Lessor a certificate of insurance validly stamped by the issuing insurance carrier evidencing both the payment of all premiums due thereon and the coverage outlined above.


         21. WAIVER OF SUBROGATION. In the event either party hereto requests a waiver of subrogation with respect to the Building, premises, and property therein or occurrences thereon, and if such waiver can be written without additional premium, or with an additional premium if the party making the request agrees to pay such additional premium for the other party, as well as any additional premium for the requesting party's insurance, then there shall exist mutual waivers of subrogation and each party hereto will waive any and every claim which arises or may arise in its favor and against the other party hereto, or anyone claiming through or under them, by way of subrogation or otherwise, during the term of this Lease or any extension or renewal thereof for any and all loss of, or damage to, any of its property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom such other party may be responsible), which loss or damage is covered (or required to be covered hereunder) by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recovered or recoverable under insurance policies required to be carried hereunder or insurance policies actually carried by the party, and further provided that the aforesaid waiver shall not affect any "deductibles" on such policies. Such waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Each party hereto will then immediately give to each insurance company which has issued to it policies of fire and extended coverage insurance written notice of the terms of such mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers. Upon request, each party shall provide the other party with confirmation from its insurance company(ies) of compliance with the terms of this Paragraph.

         22. UNTENANTABILITY. If the premises or the Building are made unfit for occupancy by fire or other casualty, acts of God, or other cause, Lessor may elect (a) to terminate this Lease as of the date when the premises or the Building are so made unfit for occupancy, by written notice to Lessee within ninety (90) days after that date, or (b) to repair, restore, or rehabilitate the premises or the Building at Lessor's expense within one hundred eighty (180) days after Lessor is enabled to take possession of all damaged areas and to undertake reconstruction or repairs; and if Lessor elects so to repair, restore, or rehabilitate the premises or the Building, this Lease shall not terminate, but rent shall be abated on a per-diem basis to the extent and for the period that the premises are unfit for occupancy. In the event Lessor shall proceed under (b) above and shall not substantially complete the work within said one hundred eighty (180) day period (excluding from said period loss of time resulting from delays beyond the reasonable control of Lessor) either Lessor or Lessee may then terminate this Lease, as of the last day of such one hundred eighty (180) day period, by written notice to the other not later than ten (10) days after the expiration of said one hundred eighty (180) day period, computed as herein provided, and Lessor shall have no liability to Lessee for failure to restore, repair, or rehabilitate the premises. In the event of termination of this Lease pursuant to this Paragraph, rent shall be apportioned on a per-diem basis to and including the effective date of such termination. Except as provided in this Paragraph, neither party hereto shall have the right to terminate this Lease by reason of damage to, or destruction of, the premises or the Building.


         23. ESTOPPEL CERTIFICATE BY LESSEE. Lessee agrees that from time to time, upon not less than ten (10) days' prior request by Lessor, Lessee will deliver to Lessor (without cost or expense to Lessor or such other party designated by Lessor) a statement, in writing, certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and identifying the modifications), (b) the dates to which the Rent and other charges have been paid, (c) that, so far as the person making the certificate knows, Lessor is not in default under any provision of this Lease, and, if Lessor is in default, specifying each such default of which the person making the certificate may have knowledge, and (d) such other information as is reasonably requested by Lessor, it being understood that any such statement so delivered may be relied upon by any landlord under any ground or underlying lease, or any prospective purchaser, mortgagee, or any assignee of any mortgage on the Building.


         24. SUBORDINATION OF LEASE. Lessor shall have the right at any time, and from time to time, to place upon the Building and the land of which the premises are a part, a mortgage or mortgages which, together with all renewals, extensions, modifications, and replacements thereof, shall be wholly prior to the rights of Lessee and this Lease. It is the intention of the parties that such priority shall be established automatically and that no separate instrument shall be required to effectuate such subordination of this Lease. Lessee will, however, at any time and from time to time, upon request of Lessor, promptly execute and deliver to Lessor, without expense to Lessor, any and all instruments deemed by Lessor necessary or advisable to subject and subordinate this Lease and all rights given Lessee hereunder to such mortgage or mortgages. In the event any proceedings are brought for the foreclosure of any such mortgage, Lessee covenants that it will, to the extent of the Lessor's interest affected by such foreclosure, attorn to the purchaser upon any such foreclosure sale and recognize such purchaser as Lessor under this Lease. Lessee agrees to execute and delivery to Lessor, without expense to Lessor, at any time and from time to time, upon the request of Lessor or of any such holder, any instrument which, in the sole judgment of Lessor, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. Lessee hereby appoints Lessor and the holder of any such mortgage or either of them, the attorney-in-fact, irrevocably, of Lessee to execute and deliver for and on behalf of Lessee any such instrument. Lessee further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right or election to terminate or otherwise adversely affect this Lease and the obligation of Lessee hereunder in the event any such foreclosure proceeding is brought, and agrees that this Lease shall not be affected in any way whatsoever by any such foreclosure proceeding.

         25. EMINENT DOMAIN. Lessee agrees with Lessor that if the whole or any part of the premises shall be appropriated, condemned, taken, or otherwise acquired by any public or quasi-public authority under power of eminent domain, condemnation, or other proceedings, this Lease and the estate hereby created shall terminate and wholly expire on the date legal title shall vest in the appropriator or condemnor, and all rent shall be prorated and adjusted as of that date. In no event whatsoever shall Lessee have any claim against Lessor by reason of any appropriation, condemnation, or taking of the whole or any part of the premises or of the Building, nor shall Lessee have any claim to the amount, or any portion thereof, that may be awarded as compensation or as damages or paid as a result of such appropriation and taking; provided, however, that Lessee shall have the right, to the extent the same does not reduce Lessor's award of compensation and damages, to bring a separate action against the condemning authority (but not against Lessor) for the recovery of Lessee's moving expenses, displacement expenses, loss of business, and damage to Lessee's personal property which is removable hereunder.

         26. NO WAIVER. (a) No receipt of money by Lessor from Lessee with knowledge of default or breach of any covenants of this Lease, or after the termination of any suit, or after final judgment for possession of the premises, shall be deemed a waiver of such default or breach, nor shall it reinstate, continue, or extend the term of this Lease or effect any such notice, demand, or suit.

         (b) No delay on the part of Lessor in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege preclude any other, or further, exercise thereof or the exercise of any other right, power, or privilege.

         (c) No act done or thing said by Lessor or Lessor's Company or employees shall constitute a cancellation, termination, or modification of this Lease, or a waiver of any covenant, agreement, or condition hereof, nor relieve Lessee from Lessee's obligation to pay the rents reserved herein. Any waiver or release by Lessor and any cancellation, termination, or modification of this Lease must be in writing signed by Lessor.


         27. EXPENSES OF ENFORCEMENT. Lessee shall pay, upon demand, all of Lessor's costs, charges and expenses, including, without limitation, attorneys' fees and out-of-pocket expenses of counsel, Company and others retained by Lessor incurred in enforcing Lessee's obligations hereunder or incurred by Lessor in any litigation, negotiation or transaction in which Lessee causes Lessor to become involved or concerned.


         28. QUIET ENJOYMENT. If Lessee shall (1) pay all rent reserved and all charges for services stipulated herein to be paid by Lessee to Lessor, and (2) well and faithfully keep, perform, and observe all of the covenants, agreements, and conditions herein stipulated to be kept, performed, and observed by Lessee, Lessee shall, at all times during the term of this Lease, have peaceable and quiet enjoyment of the premises without hindrance of Lessor or any person lawfully claiming under Lessor, subject, however, to the terms of this Lease and to any underlying lease or to any mortgage to which this Lease is or has become subordinate.


         29. NOTICES. In every instance where it shall be necessary or desirable for Lessor to serve any notice or demand upon Lessee, such notice or demand shall be deemed sufficiently given or made if, in writing, it is mailed to Lessee by registered or certified United States mail, postage prepaid, addressed to Lessee at the Building of which the premises are a part, or at such alternative address as may be set forth at the end of this paragraph, and the time of giving or making such notice or demand shall be deemed to be the time when the same was mailed as herein provided. Any notice by Lessee to Lessor must be sent by registered or certified United States mail, postage prepaid, addressed to Lessor in care of:

                      Sun Life Assurance Co. of Canada
                      c/o Ostendorf-Morris Company
                      The Diamond Building
                      1100 Superior Avenue
                      Cleveland, OH 44114
or at such other place as Lessor or the Company may, from time to time, designate in writing. Wherever in this Lease, in connection with the breach, default, or performance of any of the terms, provisions, covenants, and agreements of Lessee, no period of time or notice is required by the terms hereof, no notice shall be required as a prerequisite to the exercise of any right or remedy of Lessor.

                      Alternative address for Lessee:

                      72 East Drive, P.O. Box 500
                      Congress Lake
                      Hartville, OH 44632
                      Phone: 330-877-2398


         30. RULES AND REGULATIONS. Lessee and Lessee's agents, employees, and invitees shall faithfully observe, and strictly comply with, the Rules and Regulations appearing at the end of this Lease and made a part hereof, and with such further reasonable Rules and Regulations as Lessor may, after notice to Lessee, from time to time adopt and promulgate. Nothing in this Lease contained shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations (as distinguished from the covenants and agreements) in any other lease as against any other lessee, and Lessor shall not be liable to Lessee for violation of the same by any other lessee or the Company, employees, or invitees of such other lessee.


         31. REPRESENTATIVE CAPACITY. In the absence of fraud, no person, firm, or corporation, or the heirs, personal representatives, successors and assigns, respectively, thereof, signing this Lease as Company, administrator, executor, trustee, or in any other representative capacity, shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.


         32. OFFER BY COMPANY. This Lease is offered to Lessee by the Company solely in the capacity of a broker and is subject to Lessor's acceptance, and Lessee has executed this Lease upon the understanding that this Lease shall not in any way bind Lessor until such time as it has been accepted and signed by Lessor and an executed counterpart delivered to Lessee.


         33. BROKER. Lessee represents and warrants to Lessor, and Lessor represents and warrants to Lessee that, other than the Company, no broker negotiated or was instrumental in negotiating or consummating this Lease. Lessor agrees to pay all fees and commissions, if any, which may become due to Company by reason of this Lease and renewals or expansions thereof. Lessor and Lessee agree to indemnify and hold the other harmless from all damages, liability and expenses, including, without limitation, expenses and reasonable attorneys' fees, arising from any claims or demands of any broker or finder for any commission or fee alleged to be due based upon the conduct or action on said indemnifying party.

         34. RECORDING. This Lease shall not be filed for record or recorded. If Lessee shall so request, Lessor shall provide Lessee with a Memorandum of Lease satisfying all applicable statutory requirements which Lessee may then file for record and have recorded.


         35. PARTIES BOUND. The covenants, agreements, and conditions contained in this Lease shall bind and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns, subject, however, to the provisions hereof requiring the consent of Lessor to any assignment of this Lease or subletting of the premises.


         37. APPLICATION OF PAYMENTS. Lessor shall have the right to apply payments received from Lessee pursuant to this Lease (regardless of Lessee's designation of such payments) to satisfy any obligations of Lessee hereunder, in such order and amounts as Lessor, in its sole discretion, may elect.


         38. LIMITATION ON LESSOR'S LIABILITY. It is expressly understood and agreed by Lessee that none of Lessor's covenants, undertakings, or agreements are made or intended as personal covenants, undertakings or agreements by Lessor, and any liability for damage or breach or nonperformance by Lessor shall be collectible only out of Lessor's interest in the Building, and no personal liability is assumed by, nor at any time may be asserted against, Lessor or any of its officers, Company, employees, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Lessee. Lessee acknowledges that Lessor has the right to transfer its interest in the land and Building and in this Lease, and Lessee agrees that in the event of any such transfer, Lessor shall automatically be released from all liability under this Lease and Lessee agrees to look solely to such transferee for the performance of Lessor's obligations hereunder.

         39. HEADINGS. The captions of paragraphs and subparagraphs are for convenience only and shall not be deemed to limit, construe, affect, or alter the meaning of such paragraphs or subparagraphs.

         40. ENTIRE AGREEMENT. This Lease, together with the rider attached hereto, contains the entire agreement of the parties hereto as to the subject matter hereof, and there are no agreements, promises, covenants, warranties, or representations other than as set forth herein. The rider attached hereto, and which is made a part hereof, is particularly identified as Rider Number 1, and consists of 4 page(s). Exhibits lettered A and B are also attached hereto and made a part hereof.

         IN WITNESS WHEREOF, Lessor and Lessee have respectively signed triplicate counterparts of this First Lease Amendment as of day, month, and year first above written.

Signed and acknowledged in the presence of:





                                                             LESSOR


                                              Sun Life Assurance Company
                                              of Canada

S/S Signature Kimberly A. Marchetti           S/S  Signature (George M. Collins)
-----------------------------------           ----------------------------------
                                              President
Kimberly A. Marechetti
-----------------------------------
Printed Name

S/S Signature Joyce T. Bowen                  S/S Signature (Thomas V. Pedulb)
-----------------------------------           ----------------------------------
                                              For Secretary
Joyce T. Bowen
-----------------------------------
Printed Name



                                                             LESSEE

                                              Duncan Hill Co., Ltd.


William L. Miller                             S/S Signature (William L. Miller)
-----------------------------------           ----------------------------------
                                              President
William L. Miller
-----------------------------------
Printed Name
Jeanne E. Miller                              S/S Signature (Jeanne E. Miller)
-----------------------------------           ----------------------------------
Printed Name                                  Vice President

WITNESSES:

Joyce L. Duncan
Charles S. Andes

                                RIDER NUMBER ONE

         THIS RIDER NUMBER ONE, COMPRISING PARAGRAPH 41 to 48, INCLUSIVE, IS ANNEXED TO AND FORMS A PART OF THE LEASE AGREEMENT DATED AS OF THE _____DAY OF _________________________ BETWEEN SUN LIFE OF CANADA, AS LESSOR, AND DUNCAN HILL GROUP, LTD AS LESSEE, COVERING SUITE 406 OF THE BELDEN VILLAGE TOWER, 4450 BELDEN VILLAGE STREET, N.W., CANTON, OH 44718.

--------------------------------------------------------------------------------


         41. ANNUAL BASE RENT FOR SUITE 406:

         a) Beginning October 1, 1996, Lessee shall pay to Lessor as rent for the premises for year one the annual sum of Sixty Four Thousand Seven Hundred Eighty Five and no/100 dollars ($64,785.00) payable in monthly installments of Five Thousand Three Hundred Ninety Eight and 75/100 dollars ($5,398.75);

         b) Beginning October 1, 1997, Lessee shall pay to Lessor as rent for the premises for year two the annual sum of Sixty Seven Thousand Eight Hundred Seventy and no/100 dollars ($67,870.00) payable in monthly installments of Five Thousand Six Hundred Fifty Five and 83/100 dollars ($5,655.83);

         42. ANNUAL BASE RENT FOR SUITE 4408:

          a) Beginning November 1, 1996, Lessee shall pay to Lessor as rent for the premises for year one the annual sum of Nine Thousand Six Hundred and no/100 dollars ($9,600.00) payable in monthly installments of Eight Hundred and no/100 dollars ($800.00).

         b) Beginning October 1, 1997, Lessee shall pay to Lessor as rent for the premises for year two the annual sum of Nine Thousand Six Hundred and no/100 dollars ($9,600.00) payable in monthly installments of Eight Hundred and no/100 dollars ($800.00).

         43. SPACE PREPARATION - SUITE 406: Lessor, at Lessor's sole expense, shall provide the following improvements to suite 406:

         a) Replace brown cove base with gray cove base.
         b) Paint entire suite with color selected by Lessee from building standard selection.
         c) Clean carpet in entire suite and repair "rolls", if possible, in three (3) offices
         d) Replace damaged, bowed, missing or stained ceiling tile.
         e) Provide door hardware and doors where missing. f) Install electrical wall plates where missing.
         g) Open three (3) offices into one (1) conference area in suite 407. Install two (2) doors and frames into suite 406 and install demising wall separating the conference area from the balance of suite 407. Paint conference room, install new carpeting selection from building standard selection book.
         h) Complete construction of public corridor.
         i) Lessor shall at its expense, install ceiling terminations where missing.
         j) Lessor shall relocate one (1) HVAC vent in reception area.
         k) Lessor shall repair wall at window mullion in one office.
         l) Lessor shall finish construction and level unfinished floor in the old suite #409.

Lessee acknowledges that some of the above items will be completed after occupancy and will cooperate with Lessor and Lessor's contractors in improvements.

44. SPACE PREPARATION - SUITE 4408 (First Floor Retail): Lessee is responsible for suite construction and all Jackson Twp. and Stark County permits and drawings. Lessor to approve final working drawings prior to commencement of construction. Lessor, at Lessor's sole expense, shall sprinkle the entire space and construct a wall to demise said premises. Lessor, at Lessor's sole expense shall install a corridor wall from Lessee's space to rear existing entrance door. Lessee and Lessee's architect and contractors will cooperate with Lessor and Lessor's architect and contractors in scheduling Lessee's construction, to allow for installation of fire suppression system and demising walls.

45. SUITE 4408 UTILITIES: Lessee shall pay to Lessor a seventy five percent (75%) proration of the utilities for Suite 4408 (on a monthly basis) including electric, gas, water and sewer.

46. RIGHT OF FIRST OFFER: Lessee shall have the right of first offer on vacant contiguous fourth floor office space.

47. MAINTENANCE OF SUITE 4408 BY LESSEE: Lessor shall be under no obligation to make repairs, alterations, or improvements in or to the premises except those herein specifically agreed to be made or performed by Lessor.

All of the obligations of Lessee under this Paragraph 47 are in addition to those obligations of Lessee set forth in Paragraph 10 or elsewhere in this Lease.

Lessee, at Lessee's expense, shall keep and maintain the interior (including, without limitation, the electrical; lighting, plumbing, heating, and any air-conditioning or ventilating systems serving the premises, and any installations made by Lessee which serve the premises, but which extend from other portions of the Building, all door and window hardware and glass) of the premises in good order, condition and repair.

In furtherance of, and not in limitation of, Lessee's obligation to keep and maintain the premises in good order, condition and repair, Lessee agrees with the Lessor that Lessee, at Lessee's expense:

          a. will arrange for provide all janitor, porter or cleaning (including, without limitation, cleaning of interior windows and door glass cleaning, all on a schedule reasonable satisfactory to the Lessor) services necessary for the premises;

         b. will keep the premises in a clean, slightly and sanitary condition, complying with all applicable requirements of Jackson Twp. and/or Stark County, Ohio, and through Lessee's own employees or by means of a competent exterminating service, free from vermin and rodents;

         c. will keep open and clean all grease traps and all sewer and/or discharge lines from the premises to the building primary sewer lines;

         d. will permit Lessor, Lessor's Agent, contractors and employees access to the premises at all reasonable times for the making of inspections, repairs for which Lessor is responsible under this lease, alteration, or improvements or additions of, or to, the Building or the premises;

         e. will receive those shipments of food merchandise and any other items being delivered through the Building's rear receiving area.

Lessee shall permit no waste, damage, or injury to the premises, not do, or permit to be done, on the premises any act or thing which will invalidate or be in conflict with any fire insurance policies or increase the rate for insurance covering the Building, or which shall, or might, subject Lessor to any liability or responsibility for injury to any person or persons, or to property, by reason of any business or operation being carried on by Lessee in the premises.

48. EXTENSION PRIVILEGE OF LESSEE: Provided that Lessee is not then in default under this Lease Agreement, Lessor hereby grants to Lessee the privilege of extending, subject to the provisions of this paragraph, the term of this Lease Agreement for two periods of one (1) year each, commencing on the first day following the Lease Termination Date and ending twelve (12) months thereafter (which said one {1} year period is hereinafter called "said extended term"), for, upon and under all of the covenants, (excepting those relating to the amount of Annual Base Rent to be paid by Lessee), agreements and conditions in this Lease contained; and the amount of Annual Base Rent be paid by Lessee during said extended terms shall be determined in accordance with the provisions of subparagraphs (c) and (d) below:

         a. Lessee shall exercise the extension privilege granted by subparagraph (a) above by giving to Lessor not later than six (6) months prior to the Lease Termination Date written notice of Lessee's election so to extend the term of the Lease.

         b.  If Lessee does not notify Lessor, in accordance with subparagraph
             (a) above, then Lessor shall be under no obligation to negotiate with Lessee with respect to said extension, and Lessor, without liability to Lessee, may lease said premises to any person, firm or corporation for a term to commence after the Lease Termination Date. Furthermore, Lessor shall be under no obligation, as outlined in Paragraph 17e above, to provide Lessee prior notice for the purposes of showing or exhibiting said space to prospects.

         c. During the first extended term for suite 406, Lessee shall pay to lessor the annual sum of Seventy One Thousand Three Hundred Eighty and 50/100 dollars ($71,380.50) per year payable in equal monthly installments of Five Thousand Nine Hundred Forty Eight and 38/100 dollars ($5,948.38).

             During the first extended term for suite 4408, Lessee shall pay to Lessor the annual sum of Nine Thousand Six Hundred and no/100 Dollars ($9,600.00), payable in equal monthly installments of Eight Hundred and no/l00 dollars ($800.00).

         d. During the second extended term for suite 406, Lessee shall pay to Lessor the annual sum of Seventy Four Thousand Four Hundred Eighty Four and no/100 dollars ($74,040.00) payable in equal monthly installments of Six Thousand Two Hundred Seven and no/l00 dollars ($6,170.00).

             During the second extended term for suite 4408, Lessee shall pay to Lessor the annual sum of Nine Thousand Six Hundred and no/l00 dollars ($9,600.00), payable in equal monthly installments of Eight Hundred and no/l00 dollars ($800.00).

                                                                OSTENDORF-MORRIS
                                                                   COLLIERS
                                                                   International

                            FIRST AMENDMENT OF LEASE

         This First Amendment of Lease Agreement entered into as of the 25th day of September 1997, between Sun Life Assurance Co. of Canada (hereinafter called "Lessor") and Duncan Hill Co., LTD, a corporation (hereinafter called "Lessee").

                                   WITNESSETH

         Whereas, (a) by Lease Agreement dated September 23, 1996 (hereinafter called "said Lease"), Suite 4408 consisting of approximately 1,200 rentable square feet, (hereinafter called "Demised Premises") located in Belden Village Tower, 4450 Belden Village Street, N.W., Canton, Ohio (hereinafter called "the Building") was leased to Lessee for a term expiring September 30, 1998 and (b) Lessor and Lessee now desire to modify and amend said Lease.

         Now, therefore, in consideration of the mutual covenants, conditions and agreements hereinafter contained, said Lease is amended as follows, effective October 1, 1997.

         1. Term. The term of this Agreement is hereby extended for an additional period of Three (3) years, beginning October 1, 1998 and ending September 30, 2001.

         2. Demised Premises. The demised premises shall be expanded from approximately 1,200 rentable square feet to approximately 1,577 rentable square feet. Lessor shall construct a partition wall and one (1) door and frame for the expanded area of the leased premises on or about November 1, 1997, subject to the approval by the Stark County Building Department.

         3. Annual Base Rent. Beginning November 1, 1997, or at such time as the lessor completes its obligations in item 2 above, Lessee shall pay Lessor as base rent for the Premises the annual sum of Twelve Thousand Six Hundred Sixteen and No/100 Dollars ($12,616.00) payable in equal monthly installments of One Thousand Fifty One and 33/100 Dollars ($1,051.33) payable in advance, without deduction or set-off, in legal tender of the United States of America, on the first day of each and every calendar month of the term, at the offices of Ostendorf-Morris Company (hereinafter called the "Company"), The Diamond Building, 1100 Superior Avenue, Cleveland, Ohio 44114, or at such other place as Lessor may, from time to time, in writing, designate. Any rent or other sums payable by Lessee to Lessor under this Lease which are not paid within five (5) days after they first become due, will be subject to a late charge of five percent (5%) of the amount due. Such late charges will be due and payable as additional rent on or before the next day on which an installment of rent is due. Any rent, late charges or other sums payable by Lessee to Lessor under this Lease which are not paid when due will bear interest at a rate equal to eighteen percent (18%) per annum, such interest to commence on the date that said payment was first due and payable, or, at the Lessor's election, if a late charge is assessed, fifteen (15) days after the date said payment was first due and payable. Such interest will be due and payable as additional rent on before the next installment of rent and will accrue until paid from the date thereof.

         4. Extension Privilege of Lessee. Paragraph 48 of the original lease, Extension Privilege of Lesee, pertaining to suite 4408 only, is hereby deleted. Lessees extension privilege for Suite 406 shall remain.

         5. Other Lessee hereby agrees to complete the installation of the ceiling in the original leased premises, in exchange for a one (1) time rental credit of One Thousand Six Hundred and No/100 Dollars ($1,600.00).

         All other terms and conditions of said Lease remain in full force and effect.

         IN WITNESS WHEREOF, Lessor and Lessee have respectively signed triplicate counterparts of this First Amendment of Lease as of the day, month, and year first above written.

Signed and acknowledged                                   LESSOR
in the presence of:

-------------------------------
Signature                                 Sun Life Assurance Co. of Canada

                                          By S/S Signature George M. Collins
-------------------------------              -----------------------------------
Print Name                                       For President

                                          And by Thomas V. Redulb
-------------------------------                  -------------------------------
Signature                                        For Secretary


------------------------------
Print Name

                                                          LESSEE


S/S Signature Gregory W. Chase            Duncan Hill Co., LTD.
------------------------------            ---------------------

Gregory W. Chase                          By  S/S Signature William L. Miller
------------------------------                ----------------------------------
Print Name                                    William L. Miller, President

S/S Signature A. Jae Thomas               And by  S/S Signature Jeanne E. Miller
------------------------------                    ------------------------------
A. Jae Thomas                                   Jeanne E. Miller, Vice President
------------------------------
Print Name

                            SECOND AMENDMENT OF LEASE

This Second Amendment of Lease Agreement entered into as of the _____ day of April, 1998, between TRIAD REALTY, LLC., an Ohio Limited Liability Company (hereinafter called "Lessor") and Duncan Hill Co., LTD., a corporation (hereinafter called "Lessee").

Whereas (a) by Lease Agreement dated September 23, 1996 (hereinafter called "said Lease)," Suite 406 consisting of 6,170 rentable square feet, (hereinafter called "Demised Premises") located in Belden Village Office Tower, 4450 Belden Village Street, N.W., Canton, Ohio (hereinafter called "the Building") was leased to Lessee for a term expiring September 30, 1998 and (b) Lessor and Lessee now desire to modify and amend said Lease.

Now, therefore, in consideration of the mutual covenants, conditions and agreements hereinafter contained, said Lease is amended as follows effective May 1, 1998.

1. Demised Premises. The demised premises shall be expanded from 6,170 square feet to 7,317 square feet and include the area commonly known as Suite 407. The demised premises shall be delivered "as is".

2. Annual Base Rent. Beginning May 1, 1998, Lessee shall pay Lessor as base rent for the newly expanded Premises, the monthly amount of Six Thousand Seven Hundred Seven and 25/100 Dollars ($6,707.25), payable in advance, without deduction or set-off, in legal tender of the United States of America, on the first day of each and every month of the term, at the offices of TRIAD REALTY, LLC., 3951 Convenience Circle, Suite 301, Canton, Ohio 44718, or at such other place as Lessor may, from time to time, in writing, designate. Any rent or other sums payable by Lessee to Lessor under this Lease which are not paid within five
(5) days after they first become due, will be subject to a late charge of five percent (5%) of the amount due. Such late charges will be due and payable as additional rent on or before the next day on which an installment of rent is due. Any rent, late charges or other sums payable by Lessee to lessor under this Lease which are not paid when due will bear interest at a rate equal to eighteen percent (18%) per annum, such interest commence on the date that said payment was first due and payable, or, at the Lessor's election, if a late charge is assessed, fifteen (15) days after the date said payment was first due and payable. Such interest will be due and payable as additional rent on or before the next installment of rent and will accrue until paid from the date thereof.

3. Future Rent. The future rent for Suite 406 shall be calculated to include the additional 1,147 square feet described in this Amendment. During the first extended term for Suite 406, the annual amount of Eighty Four Thousand Six Hundred Fifty Seven and 69/100 Dollars ($84,657.69) and monthly amount of Seven Thousand Fifty Four and 81/100 Dollars ($7,054.81) shall replace the amounts originally prescribed in said Lease.

During the second extended term for Suite 406, the annual amount of Eighty Seven Thousand Eight Hundred Four and no/100 Dollars ($87,804.00) and the monthly amount of Seven Thousand Three Hundred Seventeen and no/100 Dollars shall replace the amounts originally prescribed in said Lease.

4. Common Hallway. At a certain point in time in the future, Lessor may, with proper notice to Lessee, re-take a portion of the expanded space to construct a common area hallway. At that time, Lessor will recalculate Lessee's rentable square footage and Lessee's monthly rent will be adjusted accordingly.

All other terms and conditions of said Lease remain in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed triplicate counterparts of this Second Amendment of Lease as of the day, month, and year first above written.


WITNESS                                         LESSOR:  TRIAD REALTY, LLC.

S/S Signature Linda Prescott                    S/S Signature  Roger DeVille
----------------------------                    --------------------------------
                                                Roger DeVille, Managing Member
Robert M. Brown, Jr.
--------------------

                                                DUNCAN HILL CO., LTD.

                                                S/S Signature  William L. Miller
                                                --------------------------------
                                                William L. Miller, President

                                                S/S Signature  Jeanne E. Miller
                                                --------------------------------
                                                Jeanne E. Miller, Vice President



                                     Page 2